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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        MARCH 30, 1998  (MARCH 24, 1998)
                Date of Report (Date of earliest event reported)




                               HECHINGER COMPANY
             (Exact name of Registrant as specified in its charter)





                 DELAWARE                                   0-7214                               52-1001530
         (State or other jurisdiction              (Commission File Number)                    (IRS Employer
         of incorporation)                                                                     Identification No.)



                 1801 MCCORMICK DRIVE, LARGO, MARYLAND                               20774
                  (Address of principal executive offices)                         (Zip Code)

                                 (301) 341-1000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

On March 24, 1998, Hechinger Company issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99       Press Release issued by Hechinger Company on March 24, 1998.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  March 30, 1998                 HECHINGER COMPANY
                                      -----------------
                                      Registrant




                                      /S/ HAROLD R. HALL
                                      ------------------
                                      Harold R. Hall
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)
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                                 EXHIBIT INDEX



The following exhibits are hereby filed as part of this Form 8-K:

Exhibit
Number           Description

99               Press Release issued by Hechinger Company on March 24, 1998.